Exhibit 99.1

Selected Financial Data
(in thousands, except per share and per unit data, number of properties, and ratio of earnings to fixed charges)
The following tables set forth Selected Financial Data for Regency on a historical basis for the five years ended December 31, 2010. The historical Selected Financial Data has been derived from our previously issued historical consolidated financial statements in the Combined Annual Report of the Company and its Operating Partnership on Form 10-K for the year ended December 31, 2010 and reflects the effects of the immaterial corrections previously discussed in Item 8.01. The effect on net income (loss) attributable to common stockholders of the Company and net income (loss) attributable to common unit holders of the Operating Partnership was a decrease in income of $3.1 million for the year ended December 31, 2010, an increase in income of $3.7 million, $6.0 million, and $4.1 million for the years ended December 31, 2009, 2008, and 2007, respectively, and a decrease in income of $11.1 million for the year ended December 31, 2006.

Parent Company

	2010	2009	2008	2007	2006
Operating Data:
Revenues	$486,806	488,073	494,934	434,737	404,602
Operating expenses	316,802	306,182	265,753	243,709	246,075
Other expense	151,751	190,729	109,286	29,280	11,174
Income (loss) before equity in income (loss) of investments in real estate partnerships	18,253	(8,838)	119,895	161,748	147,353
Equity in income (loss) of investments in real estate partnerships	(12,884)	(26,373)	5,292	18,093	2,580
Income (loss) from continuing operations	5,369	(35,211)	125,187	179,841	149,933
Income from discontinued operations	7,632	6,174	22,297	34,284	68,970
Net income (loss)	13,001	(29,037)	147,484	214,125	218,903
Net income attributable to noncontrolling interests	(4,185)	(3,961)	(5,333)	(6,365)	(11,464)
Net income (loss) attributable to controlling interests	8,816	(32,998)	142,151	207,760	207,439
Preferred stock dividends	(19,675)	(19,675)	(19,675)	(19,675)	(19,675)
Net income (loss) attributable to common stockholders	(10,859)	(52,673)	122,476	188,085	187,764

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$(0.23)	(0.78)	1.44	2.22	1.73
Net income (loss) attributable to common stockholders	$(0.14)	(0.70)	1.76	2.72	2.75

Other Information:
Common dividends declared per share	$1.85	2.11	2.90	2.64	2.38
Common stock outstanding including exchangeable operating partnership units	81,717	81,670	70,091	69,653	69,375
Combined Basis gross leasable area (GLA)	45,077	44,972	49,645	51,107	47,187
Combined Basis number of properties owned	396	400	440	451	405
Ratio of earnings to fixed charges	2.4	1.0	1.6	2.0	2.0

Balance Sheet Data:
Real estate investments before accumulated depreciation	$4,417,746	4,259,990	4,425,895	4,367,191	3,870,629
Total assets	3,994,539	3,992,228	4,158,568	4,137,069	3,665,759
Total debt	2,094,469	1,886,380	2,135,571	2,007,975	1,575,386
Total liabilities	2,250,138	2,061,621	2,416,824	2,249,200	1,791,329
Stockholders' equity	1,685,176	1,862,380	1,676,323	1,810,401	1,791,410
Noncontrolling interests	59,225	68,227	65,421	77,468	83,020

Operating Partnership

	2010	2009	2008	2007	2006
Operating Data:
Revenues	$486,806	488,073	494,934	434,737	404,602
Operating expenses	316,802	306,182	265,753	243,709	246,075
Other expense (income)	151,751	190,729	109,286	29,280	11,174
Income (loss) before equity in income (loss) of investments in real estate partnerships	18,253	(8,838)	119,895	161,748	147,353
Equity in income (loss) of investments in real estate partnerships	(12,884)	(26,373)	5,292	18,093	2,580
Income (loss) from continuing operations	5,369	(35,211)	125,187	179,841	149,933
Income from discontinued operations	7,632	6,174	22,297	34,284	68,970
Net income (loss)	13,001	(29,037)	147,484	214,125	218,903
Net income attributable to noncontrolling interests	(376)	(452)	(701)	(990)	(4,863)
Net income (loss) attributable to controlling interests	12,625	(29,489)	146,783	213,135	214,040
Preferred unit distributions	(23,400)	(23,400)	(23,400)	(23,400)	(23,400)
Net income (loss) attributable to common unit holders	(10,775)	(52,889)	123,383	189,735	190,640

Income (loss) per common unit - diluted:
Income (loss) from continuing operations	$(0.23)	(0.78)	1.44	2.22	1.73
Net income (loss) attributable to common unit holders	$(0.14)	(0.70)	1.76	2.72	2.75

Other Information:
Distributions per unit	$1.85	2.11	2.90	2.64	2.38
Common units outstanding	81,717	81,670	70,091	69,653	69,375
Preferred units outstanding	500	500	500	500	500
Combined Basis gross leasable area (GLA)	45,077	44,972	49,645	51,107	47,187
Combined Basis number of properties owned	396	400	440	451	405
Ratio of earnings to fixed charges	2.4	1.0	1.6	2.0	2.0

Balance Sheet Data:
Real estate investments before accumulated depreciation	$4,417,746	4,259,990	4,425,895	4,367,191	3,870,629
Total assets	3,994,539	3,992,228	4,158,568	4,137,069	3,665,759
Total debt	2,094,469	1,886,380	2,135,571	2,007,975	1,575,386
Total liabilities	2,250,138	2,061,621	2,416,824	2,249,200	1,791,329
Partners' capital	1,733,572	1,918,859	1,733,764	1,869,478	1,856,633
Noncontrolling interests	10,829	11,748	7,980	18,391	17,797

Summary of Quarterly Financial Data
(in thousands, except per share and per unit data)

The following tables set forth selected Quarterly Financial Data for the Company on a historical basis for each of the quarters for the years ended December 31, 2010 and 2009. The historical Quarterly Financial Data has been derived from the previously issued historical consolidated financial statements in the Combined Annual Report of the Company and its Operating Partnership on Form 10-K for the year ended December 31, 2010 and reflects the effects of the immaterial corrections previously discussed in Item 8.01.

Parent Company and Operating Partnership

	For the three months ended
	March 31, 2010			March 31, 2009
	Reported	Adjustment	As corrected	Reported	Adjustment	As corrected
Operating Data:
Revenues as originally reported	$124,368	—	124,368	120,159	—	120,159
Reclassified to discontinued operations	(290)	—	(290)	(744)	—	(744)
Adjusted revenues	$124,078	—	124,078	119,415	—	119,415

Net income (loss) attributable to
common stockholders	$12,368	(969)	11,399	19,563	7,427	26,990
Net income of limited partners	94	—	94	164	—	164
Net income (loss) attributable to
common unit holders	$12,462	(969)	11,493	19,727	7,427	27,154

Net income (loss) attributable to
common stock and unit holders per
share and unit:
Basic	$0.15	(0.01)	0.14	0.28	0.10	0.38
Diluted	$0.15	(0.01)	0.14	0.28	0.10	0.38

	For the three months ended
	June 30, 2010			June 30, 2009
	Reported	Adjustment	As corrected	Reported	Adjustment	As corrected
Operating Data:
Revenues as originally reported	$121,600	—	121,600	116,461	—	116,461
Reclassified to discontinued operations	(348)	—	(348)	(1,466)	—	(1,466)
Adjusted revenues	$121,252	—	121,252	114,995	—	114,995

Net income (loss) attributable to
common stockholders	$6,753	996	7,749	(17,180)	(3,343)	(20,523)
Net income (loss) of limited partners	27	—	27	(92)	—	(92)
Net income (loss) attributable to
common unit holders	$6,780	996	7,776	(17,272)	(3,343)	(20,615)

Net income (loss) attributable to
common stock and unit holders per
share and unit:
Basic	$0.08	0.01	0.09	(0.23)	(0.04)	(0.27)
Diluted	$0.08	0.01	0.09	(0.23)	(0.04)	(0.27)

	For the three months ended
	September 30, 2010			September 30, 2009
	Reported	Adjustment	As corrected	Reported	Adjustment	As corrected
Operating Data:
Revenues as originally reported	$121,410	—	121,410	133,742	—	133,742
Reclassified to discontinued operations	165	—	165	(1,421)	—	(1,421)
Adjusted revenues	$121,575	—	121,575	132,321	—	132,321

Net income (loss) attributable to
common stockholders	$9,885	(1,992)	7,893	(84,092)	(1,162)	(85,254)
Net income (loss) of limited partners	34	—	34	(462)	—	(462)
Net income (loss) attributable to
common unit holders	$9,919	(1,992)	7,927	(84,554)	(1,162)	(85,716)

Net income (loss) attributable to
common stock and unit holders per
share and unit:
Basic	$0.12	(0.03)	0.09	(1.05)	(0.02)	(1.07)
Diluted	$0.12	(0.03)	0.09	(1.05)	(0.02)	(1.07)

	For the three months ended
	December 31, 2010			December 31, 2009
	Reported	Adjustment	As corrected	Reported	Adjustment	As corrected
Operating Data:
Revenues as originally reported	$119,901	—	119,901	121,625	—	121,625
Reclassified to discontinued operations	—	—	—	(283)	—	(283)
Adjusted revenues	$119,901	—	119,901	121,342	—	121,342

Net income (loss) attributable to
common stockholders	$(36,667)	(1,232)	(37,899)	25,330	784	26,114
Net income (loss) of limited partners	(71)	—	(71)	174	—	174
Net income (loss) attributable to
common unit holders	$(36,738)	(1,232)	(37,970)	25,504	784	26,288

Net income (loss) attributable to
common stock and unit holders per
share and unit:
Basic	$(0.45)	(0.02)	(0.47)	0.31	0.01	0.32
Diluted	$(0.44)	(0.02)	(0.46)	0.31	0.01	0.32

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